UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2007
ISOTIS S.A.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50449 (Commission File Number)	(I.R.S. Employer Identification No.)
2 Goodyear
Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

(949) 595-8710
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 14, 2007, the registrant issued a press release reporting its preliminary unaudited revenues for the fourth quarter and full year ended December 31, 2006. The first paragraph of the press release, which relates to the preliminary unaudited revenues for the fourth quarter and full year ended December 31, 2006, is furnished herewith as Exhibit 99.1.
Item 8.01. Other Events.
     On February 14, 2007, the registrant issued a press release reporting the receipt of a letter from the U.S. Food and Drug Administration with additional comments and questions regarding the registrant’s pending 510(k) application for its Accell products. The press release is furnished herewith as Exhibit 99.1 and the section titled “Regulatory Update” is filed herewith and hereby incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibits:	Description of Document
99.1	Press Release dated February 14, 2007

SIGNATURES
     We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

ISOTIS S.A. (registrant)
Date: February 21, 2007	By:	/s/ Robert J. Morocco
Robert J.Morocco
Chief Financial Officer, Senior Vice President, Secretary & Treasurer

EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated February 14, 2007